UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2014

HANNON ARMSTRONG SUSTAINABLE INFRASTRUCTURE CAPITAL, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-35877	46-1347456
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1906 Towne Centre Blvd, Suite 370 Annapolis,

Maryland 21401

(Address of principal executive offices)

(410) 571-9860

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 (this “Form 8-K/A”) amends the Current Report on Form 8-K of Hannon Armstrong Sustainable Infrastructure Capital, Inc. (the “Company”) originally filed with the Securities and Exchange Commission on June 3, 2014 (the “Original Filing”) regarding the acquisition of American Wind Capital Company, LLC (“AWCC”). The sole purpose of this amendment is to include a) the Statements of Revenues and Expenses for the real estate owned by AWCC Holdings, LLC, a wholly owned subsidiary of American Wind Capital Company, LLC, that owned the real estate acquired by the Company, and b) the unaudited pro forma combined financial information required by Item 9.01 of Form 8-K, which were excluded from the original filing in reliance on paragraphs (a)(4) and (b)(2), respectively, of that Item.

In completing this transaction, the Company evaluated various factors, including:

•	the purchase prices;

•	the non-financial terms of the acquisitions;

•	the availability of funds or other consideration for the acquisitions and the costs thereof;

•	the size of the properties;

•	the terms of the existing long term leases for the property from solar projects;

•	the credit quality of the obligor who would buy the output of the solar projects;

•	the results of on-site inspections of the solar projects leasing the land;

•	alternative uses of the land;

•	the “fit” of the properties with the Company’s existing portfolio;

•	the potential for any environmental problems;

•	the legal status of the properties;

•	the potential for capital appreciation.

After reasonable inquiry, the Company is not aware of any material factors relating to the specific properties other than those discussed above that would cause the reported financial information not to be necessarily indicative of future operating results.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of real estate properties acquired.

The Statements of Revenues and Expenses for the real estate properties of AWCC Holdings, LLC for the year ended December 31, 2013 (audited) and for the three months ended March 31, 2014 (unaudited) are filed herewith as Exhibit 99.1 to this Current Report on Form 8-K/A.

(b) Pro Forma Financial Information.

Hannon Armstrong Sustainable Infrastructure Capital, Inc. Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2013 and Condensed Consolidated Statement of Operations for the year ended December 31, 2013 and the three months ended March 31, 2014 and the related notes are filed as Exhibit 99.2 to this Current Report on Form 8-K/A.

(d) Exhibits.

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP

99.1	Statements of Revenues and Expenses for the real estate properties of AWCC Holdings, LLC for the year ended December 31, 2013 (audited) and for the three months ended March 31, 2014 (unaudited).

99.2	Hannon Armstrong Sustainable Infrastructure Capital, Inc Unaudited Pro Forma Consolidated Balance Sheet as of December 31, 2013 and Condensed Consolidated Statement of Operations for the year ended December 31, 2013 and the three months ended March 31, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANNON ARMSTRONG SUSTAINABLE INFRASTRUCTURE, INC.

		By:	/s/ Steven L. Chuslo

		Name:	Steven L. Chuslo
		Title:	Executive Vice President and General Counsel

Date:	August 11, 2014